Supplement dated February 13, 2015 to the
Variable Group Universal Life (for Fidelity Plan Participants)
Prospectus dated May 1, 2014:


The Board of Trustees (the "Board") of the Fidelity(R) Variable Insurance Products Fund II and of the Fidelity(R) Variable Insurance Products Fund III (collectively, the "Trusts"), have determined that it is in the best interests of the target funds listed below (the "Funds") and their shareholders that the Funds reorganize with and into the acquiring funds (the "New Funds"), which are also a series of the Trusts.

Target Funds	                                 Acquiring Funds

Fidelity(R) VIP Growth Stock Portfolio	         Fidelity(R) VIP Growth
                                                 Opportunities Portfolio

Fidelity(R) VIP Growth Strategies Portfolio	 Fidelity(R) VIP Mid
                                                 Cap Portfolio

Fidelity(R) VIP Value Leaders Portfolio	         Fidelity(R) VIP Value
                                                 Portfolio

The Board unanimously approved an Agreement and Plan of Reorganization (the "Agreement") to be entered into between the Funds and the New Funds, pursuant to which the New Funds will acquire substantially all of the assets and assume certain liabilities of the Funds in exchange for newly-issued shares of the New Funds (the "Mergers").

Each Merger is subject to shareholder approval. If approved, it is anticipated at this time that the effective date of the Mergers will be on or about April 24, 2015 (the "Merger Date").

You may continue to make transfer allocations into or out of the Funds' sub-accounts in accordance with your contract terms until the Merger Date. The account values remaining in the Funds' sub-accounts will be invested in the New Funds' sub-accounts indicated above on the Merger Date. In addition, if we do not receive any alternate instructions from you, premium that we receive after the Merger Date that would have been allocated to the Funds' sub-accounts will instead be allocated to the New Funds' sub-accounts indicated above.


If you have any questions about your contract or the content of this supplement, please contact Minnesota Life Insurance Company.






Investors should retain this supplement for future reference.
F82726 2-2015